                                 Exhibit 10.31

                          Supplemental Agreement No. 6

                                       to

                          Purchase Agreement No. 1497

                                    between

                               The Boeing Company

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                   Relating to Boeing Model 747-400 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of November, 1993, by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and INTERNATIONAL LEASE FINANCE CORPORATION, a company with its principal office in the City of Los Angeles, State of California (Buyer);


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the parties hereto entered into an agreement on August 25, 1988, relating to Boeing Model 747-400 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof (Agreement) and;

     WHEREAS, the parties desire to supplement the Agreement to (i) change the configuration of the Model 747-400 Aircraft scheduled for delivery in April 1994 to reflect a lease to Virgin Atlantic Airways, Ltd., and (ii) add one Model 747-400 Aircraft scheduled for delivery in October 1994 for lease to Virgin Atlantic Airways Ltd., formerly scheduled for delivery in May 1996 under Purchase Agreement No. 1639,

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Agreement as follows:

1.  Article 1, entitled "Subject Matter of Sale" is deleted in its entirety and
                         ----------------------
replaced by the following new Article 1:

     "Boeing shall sell and deliver to Buyer and Buyer shall purchase from Boeing, eight (8) Boeing Model 747-400 aircraft in the quantities specified in
Schedule 1 hereto, entitled "Aircraft Deliveries and Descriptions."  Such
                             ------------------------------------
aircraft may be referred to herein, as the context may require, as "Model 747-400 Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT." The Aircraft powered by the General Electric CF6-80C2-B1F engines may also be referred to, as the context may require, as the "GE Aircraft;" and the Aircraft powered by the Rolls-Royce RB211-524H series engine may also be referred to, as the context may require, as the "RR Aircraft." The Aircraft will be manufactured by Boeing in accordance with the respective Boeing Detail Specifications specified in Exhibits A, A-1, A-2, A-3, A-4 and A-5, which are attached hereto, as such Exhibits may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and are hereinafter referred to as the "Detail Specifications." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

2.  Schedule 1 to the Agreement, entitled "Aircraft Deliveries and
                                           -----------------------
Descriptions," is deleted in its entirety and replaced by a new Schedule 1, which is attached hereto and incorporated into the Agreement by this reference. Such new Schedule 1 reflects the change in configuration of the April 1994 Aircraft and the addition of the October 1994 Aircraft, both for lease to Virgin Atlantic.

3.  A new Exhibit A-5, entitled "AIRCRAFT CONFIGURATION -THE VIRGIN ATLANTIC
                                 -------------------------------------------
AIRCRAFT", attached hereto, is incorporated into the Agreement by this
- - --------
reference.

4.  Exhibit D, entitled "Price Adjustment Due to Economic Fluctuations Airframe
                         ------------------------------------------------------
Price Adjustment", is deleted in its entirety.
- - ----------------

5.  Exhibit D-1, entitled "Price Adjustment Due to Economic Fluctuations
                           ---------------------------------------------
Airframe Price Adjustment July 1989 Base Price", is revised by the following.
- - ----------------------------------------------

     A. Paragraph (a), page D-1-1 insert after "Varig" and before "and" the name "Virgin Atlantic," and after "5" and before the "comma" insert the number "and 6".

     B. Paragraph (b), page D-1-1, the table at the bottom of the page is deleted and the following table is inserted:

        "GE/RR Month of
         Aircraft Delivery                  Engine Price
         -----------------                  ------------
         August 1991                        * (RR)
         April 1992, April 1993             * (GE)
         April 1994,                        * (GE)
         October 1994, March 1996           * (GE)

     C.  The table on page D-1-2 is delete and the following table is inserted:

"Month of Scheduled
Aircraft Delivery as          Quantity            Months to be Utilized
Set Forth in Article             of                 in Determining the
2.1 of the Agreement          Aircraft               Value of H and W
- - --------------------          --------            ---------------------
August 1991                   One (1)             Jan., Feb., Mar.  1991
April 1992                    One (1)             Sept., Oct., Nov. 1991
April 1993                    One (1)             Sept., Oct., Nov. 1992
April 1994                    One (1)             Sept., Oct., Nov. 1993
October 1994                  One (1)             Mar., Apr., May   1994
March 1996                    One (1)             Aug., Sept., Oct. 1995"

6.   Exhibit D-6, entitled "Engine Price Adjustment - General Electric, the
                            -----------------------------------------------
March 1996 Aircraft July 1989 Base Price" is revised as follows:
- - ----------------------------------------
     A. Page D-6-1 in the title of Exhibit D-6 add in the third line after the word "The" and before the month "March", "October 1994 and the."

     B. Paragraph (A) in the first line after the word "The" and before the month "March" add "October 1994 and the".

7.   *

8. Letter Agreement No. 6-1162-RLL-886, entitled "CAA Validation of General Electric Model CF6-80C2-B1F Engines -the Model 747-400 Aircraft" attached hereto is incorporated into the Purchase Agreement by this reference.

9.   This Supplemental Agreement shall become effective upon the execution of
(i) Supplemental Agreement No. 2 to Purchase Agreement No. 1639, cancelling Purchase Agreement No. 1639; and (ii) execution of Letter Agreement No. 6-1162-RLL-475R to

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchase Agreement No. 1768, which deletes Buyer's right to cancel the purchase of the Model 747-400 Aircraft scheduled for delivery in April 1999.

          The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

          EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                    INTERNATIONAL LEASE
                                      FINANCE CORPORATION



By:   R. Leo Lyons               By:  R.G. Duncan
    ----------------------          ------------------------

Its:  Attorney-In-Fact           Its: Senior Vice President
     ---------------------           -----------------------

Attachment A to
Supplemental Agreement No. 6
to Purchase Agreement 1497

                                  SCHEDULE TO
                                  -----------

                            PURCHASE AGREEMENT 1497
                            -----------------------

                      AIRCRAFT DELIVERIES AND DESCRIPTIONS
                      ------------------------------------

                             MODEL 747-400 AIRCRAFT
                             ----------------------

                   AS AMENDED BY SUPPLEMENTAL AGREEMENT NO. 6
                   ------------------------------------------

                                                                                                          ARTICLE 5.1
MONTH/YEAR                                QUANTITY                                                        ADVANCE
  OF                                      OF          DETAIL SPECIFICATION        EXHIBIT   ARTICLE 3.1   PAYMENT
DELIVERY                                  AIRCRAFT    NUMBER AND DATE             NO.       BASIC PRICE   BASE PRICE
- - -----------                               --------    -------------------------   -------   -----------   ----------
March 1991                                One (1)     D6-35273CDI                   A-2     *             *
                                                      Rev. B.  09-20-90

August 1991                               One (1)     D6-35273ILFC-CX  11-10-89     A-1     *             *

April 1992                                One (1)     D6-35273ILF-VAR  10-03-90     A-3     *             *

April 1993                                One (1)     D6-35273ILF-VAR  10-03-90     A-3     *             *

April 1994                                One (1)     D6-35273ILF-VAA               A-4     *             *

October 1994                              One (1)     D6-35273ILF-VAA               A-4     *             *

May 1995                                  One (1)     D6-35273CAT  09-15-92         A-5     *             *

March 1996                                One (1)     D6-35273ILF                   A       *             *
                                                      Rev. N.  06-01-93

*

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  EXHIBIT A-5

                                       to

                          PURCHASE AGREEMENT NO. 1497

                                     Dated

                                    between

                               THE BOEING COMPANY

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                             AIRCRAFT CONFIGURATION

                          THE VIRGIN ATLANTIC AIRCRAFT

      The Detail Specification referred to in Article 1 of the Purchase Agreement is Boeing Detail Specification D6-35273ILF-VAR Revision A dated May 11, 1992, amended to incorporate the changes in the list of Master Changes set forth below. As soon as practicable, Boeing shall furnish to Buyer copies of the Detail Specification, which shall reflect such changes. It is understood and agreed that the basic price of the Aircraft, as set forth in Article 3 of this Agreement, reflects and includes all applicable price effects of such changes and of changes previously incorporated, except such basic price does not include the price effects of Change Requests which provides for changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                                 PRICE PER          PRICE PER
                                                                  AIRCRAFT           AIRCRAFT
MASTER CHANGE                                                        RT945              RT946
NO./TITLE                                                                *                  *
- - ---------
0132MP4668                                                               *                  *
  INTERIOR ARRANGEMENT - UPPER DECK -42 B/C - DELETION

0132MP4669                                                               *                  *
  DELIVERY INTERIOR ARRANGEMENT - UPPER DECK - 26 UPPER
  CLASS PASSENGERS

0132MP4671                                                               *                  *
  DELIVERY INTERIOR ARRANGEMENT - MAIN DECK - TRI CLASS - 343
  PASSENGERS (35 U/C + 28 M/C + 280 E/C)

0132MP4699                                                               *                  *
  INTERIOR ARRANGEMENT - UPPER DECK - REVISION -69 ECONOMY
  CLASS PASSENGERS

0220MP4015                                                               *                  *
  SPARE ENGINE CARRIAGE STRUCTURAL PROVISIONS - INSTALLATION

0220MP4149                                                               *                  *
  BRAZILIAN CTA CERTIFICATION - DELETE CHANGE REQUEST
  0220CH4115

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

0220MP4148                                                *             *
  CAA VALIDATION

0280MP4011                                                *             *
  JOINT AIRWORTHINESS REGULATION (JAR) COMPLIANCE

0311MP4007                                                *             *
  INCREASE MAXIMUM TAKEOFF GROSS WEIGHT FROM 850,000
   POUNDS TO 870,000 POUNDS

1110MP4111                                                *             *
  EXTERIOR MARKINGS - VIRGIN ATLANTIC AIRWAYS

1110MP4116                                                *             *
  EXTERIOR MARKINGS - WINGS AND ENGINE PYLONS

1129MP4002                                                *             *
  BILINGUAL EXTERNAL PLACARDS - CTA REQUIREMENT - DELETE
  CHANGE REQUEST 1129CH4001

1135MP4115                                                *             *
  SIGNS AND PLACARDS - REVISION - ENGLISH ONLY

1135MP4116                                                *             *
  LAVATORY IDENTIFICATION PLACARDS - INSTALLATION


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INSTALLATION

2170MP4008                                                                *              *
   FLIGHT DECK HUMIDIFICATION SYSTEM, SFE

2325MP4079                                                                *              *
   SATCOM SYSTEM PARTIAL PROVISIONS -LOW/HIGH SPEED DATA AND
   VOICE - LOW GAIN AND TOP AND SIDE MOUNTED HIGH GAIN
   ANTENNAS - PASSENGER

2325MP4139                                                                *               *
  SATCOM SYSTEM PARTIAL PROVISIONS - LOW AND HIGH SPEED
  DATA VOICE - DELETION

2327MP4148                                                                *               *
  ARINC 7248 SINGLES - INSTALLATION AND CERTIFICATION

2332MP4578                                                                *               *
  INTERACTIVE VIDEO SYSTEM PARTIAL PROVISIONS ZONES A, B, AND
   UPPER DECK

2332MP4579                                                                *               *
  INTERACTIVE VIDEO SYSTEM PARTIAL PROVISIONS ZONES C AND D

2332MP4580                                                                *               *
  INTERACTIVE VIDEO SYSTEM PARTIAL PROVISIONS ZONE E

2332MP4584                                                                *               *
  VIDEO CONTROL CENTER REVISION

2332MP4585                                                                *               *
  INDIVIDUAL VIDEO SYSTEM - PARTIAL PROVISIONS - ZONE A AND
  UPPER DECK -DELETION

2332MP4586                                                                *               *
  PASSENGER ENTERTAINMENT VISUAL SYSTEM -REVISION

2332MP4587                                                                *               *
  PASSENGER ENTERTAINMENT VISUAL SYSTEM -THREE VTR'S AND
  VSCU-DELETION

2332MP4590                                                                *               *
  VIDEO INSTALLATION - UPPER DECK

2332MP4607                                                                *               *
  HUGHES - AVICOM APAX 150 VIDEO CONTROL CENTER CABIN
  AVIONICS RACK & E1 MEC EQUIPMENT INSTALLATION - BFE

2332MP4612                                                                *               *
  INTERACTIVE IN-SEAT VIDEO SYSTEM CONVERSION SINGLE SEAT
  BOX SYSTEM

2332MP4613                                                                *               *
  HUGHES AVICOM APAX 150 IN SEAT VIDEO EQUIPMENT
  UPPER/MID/ECONOMY CLASSES - BFE

2332MP4614                                                                *               *
  OVERHEAD VIDEO SYSTEM - TAPPING UNIT

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INSTALLATION - BFE

2332MP4621                                                         *               *
  IN SEAT VIDEO SYSTEM PROVISIONS - U/D ECONO CLASS

2351MP4003                                                         *               *
  THREE POSITION CONTROL WHEEL SWITCHES -REVISION -
  INTERPHONE SYSTEM

2520MP4285                                                         *               *
  INTERIOR COLOR AND DECOR REVISION

2525MP4333                                                         *               *
  ELECTRICALLY OPERATED UPPER CLASS SEATS - WIRING
  PROVISIONS - ZONE A, ZONE B AND UPPER DECK

2527MP4015                                                         *               *
  NON-SLIP STAIR TREAD TREATMENT - UPPER DECK STAIRWAY

2528MP4263                                                         *               *
  SFE BASSINET FITTINGS REPLACEMENT

2528MP4265                                                         *               *
  BFE BIN VISOR - NET SYSTEM INSTALLATION

2529MP4031                                                         *               *
  DOOR NO. 5 OVERHEAD CREW REST -STAIR/LADDER NON-SKID STEP
  SURFACE

2530MP4321                                                         *               *
  GALLEYS - REPLACE SELL WITH HENSHALLS

2530MP4330                                                         *               *
  INSTALL SINK DRAIN - G2B GALLEY

2553MP4057                                                         *               *
  SOLID TIRES IN LIEU OF PNEUMATIC TIRES -LOWER LOBE

2564MP4163                                                         *               *
  EMERGENCY EQUIPMENT FLIGHT DECK

2811MP4032                                                         *               *
  HORIZONTAL STABILIZER FUEL - ACTIVATION

3131MP4085                                                         *               *
  DFDAC REPLACEMENT - UK CAA RECORDING REQUIREMENT

3131MP4086                                                         *               *
  DIGITAL FLIGHT DATA RECORDER - REPLACEMENT - FA P/N S800-
  3000-00-BFE

3135MP4150                                                         *               *
  DATA MANAGEMENT UNIT - REMOVE TELEDYNE - INSTALL
   SUNDSTRAND

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3151MP4020                                                      *              *
  MAXIMUM OPERATING MACH/AIRSPEED WARNING SYSTEM

3151MP4030                                                      *              *
  MAWEA - REVISION - FIRE BELL WARNING -CAA/JAR'S
  REQUIREMENTS

3160MP4007                                                      *              *
  INTEGRATED CUE FLIGHT DIRECTOR COMMAND ON PFD

3160MP4030                                                      *              *
  INTEGRATED DISPLAY SYSTEM (IDS) - INCORPORATE CUSTOMER
  UNIQUE FEATURES - FLEET PRICE

3160MP4183                                                      *              *
  ALTITUDE COMPARATOR DISPLAY ON PFD

3160MP4225                                                      *              *
  TCAS: PRIMARY FLIGHT DISPLAY REVISION -ADDITION OF RA
  GUIDANCE ON VSI

3312MP4002                                                      *              *
  FLIGHT DECK RED INDICATOR LIGHTS, NON-DIMMABLE

3350MP4081                                                      *              *
  EMERGENCY ESCAPE PATH MARKINGS AND EXIT IDENTIFIERS -
  DELETION OF LSI SYSTEM (SPE) - ADDITION OF CAA 20 INCH
  INTERVALS

3461MP4071                                                      *              *
  FMC - REVISION - HIGH ALTITUDE ALTERNATE CLIMB DERATE
  WASHOUT SCHEDULE

3461MP4073                                                      *              *
  VARIABLE TAKEOFF RATING

3510MP4009                                                      *              *
  FULL FACE OXYGEN MASK - CAPTAIN AND FIRST OFFICER

3510MP4023                                                      *              *
  FULL FACE OXYGEN MASKS AT FIRST AND SECOND OBSERVER'S
  STATIONS

3520MP4104                                                      *              *
  REMOTE FILL OF EMERGENCY OXYGEN SYSTEMS

3520MP4162                                                      *              *
  PASSENGER OXYGEN CYLINDERS - PROVISIONS TO INCREASE FROM
  5 TO 9

3910MP4025                                                      *              *
  REVISE SWITCH GUARD COLOR

5124MP4103                                                      *              *
  CORROSION PROTECTION - PAINTING BOTTOM OF FUSELAGE -
  DELETE

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5311MP4006                                                                      *             *
  RADOME PAINT - REVISION - RAIN EROSION PROTECTIVE COATING

5610MP4011                                                                      *             *
  NO. 2 AND NO. 3 FLIGHT COMPARTMENT WINDOWS - INSTALLATION
  OF TRIPLEX

7900MP4012                                                                       *            *
  MOBIL OIL JET II - INSTALLATION -ENGINES/ENGINE ACCESSORIES/
  APU/ADP'S/L.E. FLAP DRIVES - AND

DELETION OF MC 7900MP4005

                     TOTAL                                                       *            *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.